                                                                 EXHIBIT 4.01 WW

                                    FORM OF
                          SUPPLEMENTAL TRUST INDENTURE

                                      FROM

                         NORTHERN STATES POWER COMPANY

                                       TO

                         HARRIS TRUST AND SAVINGS BANK
                                    TRUSTEE

                            ------------------------

                            DATED            , 1998

                            ------------------------

                        SUPPLEMENTAL TO TRUST INDENTURE
                             DATED FEBRUARY 1, 1937

                                      AND

                           SUPPLEMENTAL AND RESTATED
                             TRUST INDENTURE DATED
                                  MAY 1, 1988

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                             ---------
Parties....................................................................................................          1
Recitals...................................................................................................          1
Form of Bonds of Series Due................................................................................          3
Form of Trustee's Certificate..............................................................................          6
Further Recitals...........................................................................................          6

                                   ARTICLE I.
           SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO THE LIEN OF
                            THE ORIGINAL INDENTURE.

Section 1.01    --         Grant of certain property, including personal property to comply with the Uniform
                           Commercial Code, subject to permitted liens and other exceptions contained in 1937
                           Indenture.........................................................................          7

                                  ARTICLE II.
              FORM AND EXECUTION OF BONDS OF SERIES DUE         .

Section 2.01    --         Terms of bonds....................................................................          8
Section 2.02    --         Redemption of bonds...............................................................          9
Section 2.03    --         Interchangeability of bonds.......................................................         10
Section 2.04    --         Charges for exchange or transfer of bonds.........................................         10
Section 2.05    --         Execution of bonds................................................................         10
Section 2.06    --         Book-Entry System.................................................................         10

                                  ARTICLE III.
   [NOTE: PROVISIONS RELATING TO A SINKING FUND WILL BE OMITTED IF A SINKING
           FUND IS NOT ESTABLISHED FOR A PARTICULAR SERIES OF BONDS]
                                 SINKING FUND.

Section 3.01        --(a)  Sinking Fund established for bonds of Series due..................................         14
                      (b)  Bonds delivered to Trustee equivalent to cash under Section 3.01(a)...............         14
                      (c)  Permanent additions to the extent available as basis for issuance of bonds,
                           equivalent to cash under Section 3.01(a)..........................................         14
Section 3.02        --(a)  Moneys to be applied to purchase or redemption of bonds of Series due.............         15
                      (b)  Bonds to be selected by lot.......................................................         15
                      (c)  Effect of deposit of moneys for redemption........................................         15
                      (d)  Exchange of registered bonds for unredeemed balance of registered bonds...........         15
Section 3.03           --  Bonds purchased or redeemed to be cancelled.......................................         15

                                  ARTICLE IV.
                      APPOINTMENT OF AUTHENTICATING AGENT.

                                                                                               PAGE
                                                                                               -----
Section 4.01        -- Appointment of agent or agents for bonds of Series due................     16
Section 4.02     --(a) Qualification of agents...............................................     16
                   (b) Continuation of agent upon merger or consolidation....................     16
                   (c) Termination of successor agent........................................     16
                   (d) Compensation of agent.................................................     16
Section 4.03        -- Form of alternate certificate of authentication.......................     16
Section 4.04        -- Limit on location and number of agents................................     17

                                   ARTICLE V.
                     FINANCING STATEMENT TO COMPLY WITH THE
                            UNIFORM COMMERCIAL CODE.

Section 5.01        -- Names and addresses of debtor and secured party.......................     17
Section 5.02        -- Property subject to lien..............................................     17
Section 5.03        -- Maturity dates and principal amounts of obligations secured...........     17
Section 5.04        -- Financing Statement adopted for all First Mortgage Bonds listed in
                       Section 5.03..........................................................     17
Section 5.05        -- Recording data for the 1937 Indenture and prior Supplemental Trust
                       Indentures............................................................     17
Section 5.06        -- Financing Statement covers additional series of First Mortgage
                       Bonds.................................................................     19

                                  ARTICLE VI.
                            AMENDMENTS TO INDENTURE.

Section 6.01        -- Consent of holders of Bonds...........................................     20

                                  ARTICLE VII.
                                 MISCELLANEOUS.

Section 7.01        -- Recitals of fact, except as stated, are statements of the Company.....     20
Section 7.02        -- Supplemental Trust Indenture to be construed as a part of the 1937
                       Indenture, as supplemented............................................     20
Section 7.03     --(a) Trust Indenture Act to control........................................     20
                 --(b) Severability of conditions contained in Supplemental Trust Indenture
                       and bonds.............................................................     20
Section 7.04        -- Word "Indenture" as used herein includes in its meaning the 1937
                       Indenture and all indentures supplemental thereto.....................     20
Section 7.05        -- References to either party in Supplemental Trust Indenture include
                       successors or assigns.................................................     20
Section 7.06     --(a) Provision for execution in counterparts...............................     21
                   (b) Table of Contents and descriptive headings of Articles not to affect
                       meaning...............................................................     21

                            ------------------------

Schedule A...................................................................................    A-1

    SUPPLEMENTAL TRUST INDENTURE, made as of the     st day of          , by and
between NORTHERN STATES POWER COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis in said State (the "Company"), party of the first part, and HARRIS TRUST AND SAVINGS BANK, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office in the City of Chicago in said State, as Trustee (the "Trustee"), party of the second part;

WITNESSETH:

    WHEREAS, the Company heretofore has executed and delivered to the Trustee its Trust Indenture (the "1937 Indenture"), made as of February 1, 1937, whereby the Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and to its respective successors in trust, all property, real, personal, and mixed then owned or thereafter acquired or to be acquired by the Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with provisions of the 1937 Indenture for the equal pro rata benefit and security of all and every of the bonds issued thereunder in accordance with the provisions thereof; and

    WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Company conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

    WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the 1937 Indenture to certain additional covenants, conditions, and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

 DATE OF SUPPLEMENTAL
   TRUST INDENTURE      DESIGNATION OF SERIES
----------------------  ------------------------------------------------------------------
February 1, 1944        Series due February 1, 1974 (retired)
October 1, 1945         Series due October 1, 1975 (retired)
July 1, 1948            Series due July 1, 1978 (retired)
August 1, 1949          Series due August 1, 1979 (retired)
June 1, 1952            Series due June 1, 1982 (retired)
October 1, 1954         Series due October 1, 1984 (retired)
September 1, 1956       Series due 1986 (retired)
August 1, 1957          Series due August 1, 1987 (redeemed)
July 1, 1958            Series due July 1, 1988 (retired)
December 1, 1960        Series due December 1, 1990 (retired)
August 1, 1961          Series due August 1, 1991 (retired)
June 1, 1962            Series due June 1, 1992 (retired)
September 1, 1963       Series due September 1, 1993 (retired)
August 1, 1966          Series due August 1, 1996 (redeemed)
June 1, 1967            Series due June 1, 1995 (redeemed)
October 1, 1967         Series due October 1, 1997 (redeemed)
May 1, 1968             Series due May 1, 1998 (redeemed)
October 1, 1969         Series due October 1, 1999 (redeemed)
February 1, 1971        Series due March 1, 2001 (redeemed)
May 1, 1971             Series due June 1, 2001 (redeemed)
February 1, 1972        Series due March 1, 2002 (redeemed)
January 1, 1973         Series due February 1, 2003 (redeemed)
January 1, 1974         Series due January 1, 2004 (redeemed)
September 1, 1974       Pollution Control Series A (redeemed)
April 1, 1975           Pollution Control Series B (redeemed)
May 1, 1975             Series due May 1, 2005 (redeemed)
March 1, 1976           Pollution Control Series C (retired)
June 1, 1981            Pollution Control Series D, E and F (redeemed)
December 1, 1981        Series due December 1, 2011 (redeemed)
May 1, 1983             Series due May 1, 2013 (redeemed)
December 1, 1983        Pollution Control Series G (redeemed)
September 1, 1984       Pollution Control Series H (redeemed)
December 1, 1984        Resource Recovery Series I
May 1, 1985             Series due June 1, 2015 (redeemed)
September 1, 1985       Pollution Control Series J, K and L
July 1, 1989            Series due July 1, 2019 (redeemed)
June 1, 1990            Series due June 1, 2020 (redeemed)
October 1, 1992         Series due October 1, 1997 (retired)
April 1, 1993           Series due April 1, 2003
December 1, 1993        Series due December 1, 2000, and December 1, 2005
February 1, 1994        Series due February 1, 1999
October 1, 1994         Series due October 1, 2001
June 1, 1995            Series due July 1, 2025
April 1, 1997           Pollution Control Series M, N, O and P; and
March 1, 1998           Series due March 1, 2023, and March 1, 2028

    WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture;" and

    WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 (the "Restated Indenture"), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture; and

    WHEREAS, the Restated Indenture will not become effective and operative until all bonds of each series issued under the Original Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture (such date being herein called the "Effective Date"); and

    WHEREAS, the Original Indenture and the Restated Indenture are referred to herein collectively as the "Indenture"; and

    WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

    WHEREAS, the Company is desirous of providing for the creation of a new series of First Mortgage Bonds, said new series of bonds to be designated "First
Mortgage Bonds, Series due                  ," the bonds of said series to be
issued as registered bonds without coupons in denominations of a multiple of $1,000, and the bonds of said series to be substantially in the form and of the tenor following [with the redemption prices inserted therein in conformity with the provisions of Section 2.02 hereof,] to-wit:

                (Form of Bonds of Series due                  )

                         NORTHERN STATES POWER COMPANY

            (Incorporated under the laws of the State of Minnesota)

                              First Mortgage Bond

                             Series due
No. ______________                                              $ ______________

    [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*

    NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the "Company"), for value received, hereby
promises to pay to               or registered assigns, at the office of the
Trustee, in Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York,
the sum of          Dollars in lawful money of the United States of America, on
the     day of     , and to pay interest hereon from the date hereof at the rate
of     percent per annum, in like money, until the Company's obligation with respect to the payment of such principal sum shall be discharged; said interest

------------------------

*This legend is to be included if the bonds are issued as a Global bond in book-entry form.

being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company
in the Borough of Manhattan, City and State of New York, on the     day of
         and on the     day of          in each year provided that as long as
there is no existing default in the payment of interest and except for the
payment of defaulted interest, the interest payable on any     or     will be
paid to the person in whose name this bond was registered at the close of
business on the record date (the     prior to such     or the     prior to such
    unless any such date is not a business day, in which event it will be the next preceding business day).

    ["EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THESE GLOBAL BONDS MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY, ANOTHER NOMINEE OF THE DEPOSITORY, A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR."]*

    This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates, and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the "1937 Indenture"), as
supplemented by     supplemental trust indentures (collectively, the
"Supplemental Indentures"), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the "Restated Indenture") and a new supplemental trust indenture for the bonds of this series (the "New Supplemental Indenture"), executed by the Company to Harris Trust and Savings Bank, as Trustee (the "Trustee"). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the New Supplemental Indenture herein are referred to collectively as the "Indenture". Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a default as in the Indenture provided.

    With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds, and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 80% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest. The foregoing 80% requirement will be reduced to 66 2/3% when all bonds of each series issued under the Indenture prior to May 1, 1985, shall have been retired or all the holders thereof shall have consented to such reduction.

    The Restated Indenture amends and restates the 1937 Indenture and the Supplemental Indentures. The Restated Indenture will become effective and operative (the "Effective Date") when all Bonds of each series issued under the Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture. Holders of the bonds of this series and of each subsequent series of bonds issued under the Indenture likewise will be bound by the amendments contained in the Restated Indenture when they

------------------------

*This legend is to be included if the bonds are issued as a Global bond in book-entry form.

become effective and operative. Reference is made to the Restated Indenture for a complete description of the amendments contained therein to the 1937 Indenture and to the Supplemental Indentures.

    The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

    [At the option of the Company, and upon not less than 30 days' notice prior to the date fixed for redemption, in the manner and with the effect provided in
the Indenture, any or all of the bonds of this Series due                  , may
be redeemed, other than for the Sinking Fund provided for bonds of this series, by the Company on any date by the payment of principal, the accrued interest to the date of redemption, and the applicable premium on the principal amount specified in the tabulation below under the heading "Regular Redemption
Premium," provided that no bond of the Series due                  , shall be
redeemed (other than through said Sinking Fund) prior to                  , and
this bond is entitled to the benefits of and is subject to call for redemption at par for the Sinking Fund on December 1 of each year beginning
                 , upon like notice and in the manner and with the effect provided in the Indenture, by the payment of principal and accrued interest to the date of redemption:

     If Redeemed During          Regular
  the Twelve Month Period       Redemption
         Beginning               Premium

--------------------------------------------------------------------------------

(REDEMPTION PREMIUMS ARE TO BE INSERTED IN EACH BOND IN CONFORMITY WITH SECTION
                                     2.02)

    [Bonds of this series are not redeemable prior to maturity, for any reason, and are not subject to a sinking fund.]

    This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

    Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

    No charge shall be made by the Company for any exchange or transfer of bonds
of the Series due                  , other than for taxes or other governmental
charges, if any, that may be imposed in relation thereto.

    No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present, or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute, or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

    This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of Harris Trust and Savings Bank, as Trustee under the Indenture, or its successor thereunder.

    IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

                         DATED:                           NORTHERN STATES POWER COMPANY
                        ATTEST:                                                      BY
                                               SECRETARY                                                 PRESIDENT

                                         (Form of Trustee's Certificate)

    This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

                                              HARRIS TRUST AND SAVINGS BANK, As Trustee,
                                              By
                                                             AUTHORIZED OFFICER

and

    WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated
                 ; and

    WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

    WHEREAS, the execution and delivery of this Supplemental Trust Indenture has been duly authorized by a resolution adopted by the Board of Directors of the Company; and

    WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

    NOW THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with Harris Trust and Savings Bank, as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder as follows:

                                   ARTICLE I.
                 SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO
                      THE LIEN OF THE ORIGINAL INDENTURE.

    SECTION 1.01. The Company in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over, and confirm to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in a schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments, and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products, and profits thereof;

    Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro, and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop, and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

    Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers or others;

    All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, until the happening of a completed default as defined in
Section 1 of Article XIII of the Original Indenture prior to the Effective Date and upon the occurrence and continuation of a Completed Default as defined in the Indenture on and after the Effective Date, to retain in its possession all shares of stock, notes, evidence of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction, or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate, or otherwise dispose of any or all of such property so retained in its possession free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such completed default (prior to the Effective Date) or Completed Default (after the Effective Date) under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

    To have and to hold all said property, real, personal, and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to permitted liens as defined in Section 5 of Article I of the 1937 Indenture prior to the Effective Date and to Permitted Encumbrances on and after the Effective Date and to the further reservations, covenants, conditions, uses, and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

                                  ARTICLE II.
                   FORM AND EXECUTION OF BONDS OF SERIES DUE.

    SECTION 2.01.  There hereby is created, for issuance under the Indenture, a
series of bonds designated Series due             , each of which shall bear the
descriptive title "First Mortgage Bond, Series due             ," and the form
thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The bonds of said series shall be substantially of the tenor and purport hereinbefore recited. The bonds of said series shall
mature             , and shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of said series shall bear
interest at the rate of    % per annum payable semi-annually on             and
            of each year, and the principal shall be payable at the office of the Trustee in Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Bonds of
the Series due             , shall be dated as of the interest payment date next
preceding the authentication thereof by the Trustee except that (i) if any bond
shall be authenticated before             , it shall be dated as of
            , unless (iii) below is applicable, (ii) if the Company shall at the
time of the authentication of a bond of the Series due             , be in
default in the payment of interest upon the bonds of the Series due
            , such bond shall be dated as of the date of the beginning of the period for which such interest is so in default, and (iii) as long as there is no existing default in the payment of interest on the bonds of the Series due
            , if any bond of the Series due             , shall be authenticated
after the close of business on any Record Date but on or prior to the interest payment date relating to such Record Date, it shall be dated as of such interest payment date.

    As long as there is no existing default in the payment of interest on the
bonds of the Series due             , the person in whose name any bond of the
Series due             , is registered at the close of business on any Record
Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or
exchange of any such bond of the Series due             , subsequent to the
Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to
the person in whose name such bond of the Series due             , is registered
on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any
bond of the Series due             , not less than 10 days prior to such Special
Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the bonds
of the Series due             may be listed, and upon such notice as may be
required by such exchange.

    The term "Record Date" as used herein with respect to any interest payment
date (            or             ) shall mean the             prior to such
            or             prior to such
            unless such             or             shall not be a business day,
in which event "Record Date" shall mean the next preceding business day. The term "business day" as used herein shall mean any day other than a Saturday or a Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

    As used in this Section 2.01, the term "default in the payment of interest" means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.

    The "Special Record Date" as used herein shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each bond of the Series due
            , and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this
Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the bonds of the Series
due             , at his address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in
whose names the bonds of the Series due             , are registered on such
Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.

    The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on
which the bonds of the Series due             , may be listed, and upon such
notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.01, such payment shall be deemed practicable by the Trustee.

    SECTION 2.02.  The bonds of the Series due             , shall be
redeemable, other than for the Sinking Fund for bonds of that series provided for in Article III hereof, at the option of the Company as a whole or in part on any date upon not less than 30 days' previous notice to be given in the manner and with the effect provided in Section 2 of Article X of the 1937 Indenture (except that, on and after the Effective Date, such notice shall be given in the manner and effect provided in Section 10.02 of the Indenture) at the principal amount thereof, with accrued interest thereon to the date of redemption and at the applicable premium on the principal amount specified in the tabulation below under the heading "Regular Redemption Premium," provided that no bond of the
Series due             , shall be redeemed (other than through said Sinking
Fund) prior to             and the bonds of the Series due             , shall
be subject to call for redemption at par for the Sinking Fund on December 1 of
each year beginning             , upon not less than 30 days' previous notice to
be given in the manner and with the effect provided in Article III hereof and in
Section 2 of Article X of the 1937 Indenture (except that, on and after the Effective Date, such notice shall be given in the manner and effect provided in
Section 10.02 of the

Indenture and in Article III hereof) at the principal amount thereof and accrued interest thereon to the date of redemption:

            IF REDEEMED                 IF REDEEMED
            DURING THE                  DURING THE
           TWELVE MONTH     REGULAR    TWELVE MONTH     REGULAR
              PERIOD      REDEMPTION      PERIOD      REDEMPTION
             BEGINNING      PREMIUM      BEGINNING      PREMIUM
           -------------  -----------  -------------  -----------

    The redemption prices of the bonds of the Series due             , need not
be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.

    [The bonds of the Series due             are not redeemable prior to
maturity for any reason and are not subject to a sinking fund.]

    SECTION 2.03.  The registered owner of any bond or bonds of the Series due
            , at his option may surrender the same with other bonds of said series at the office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other bonds of the said series of higher or lower authorized denominations but, of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.04 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered owner at its office or at any other place specified as aforesaid.

    [Notwithstanding the provisions of Section 11 of Article II of the 1937 Indenture, the Company shall not be required to issue, transfer or exchange any
bond of the Series due             , during a period of ten (10) days next
preceding any selection of bonds of the Series due             , to be redeemed.
The Company shall not be required to transfer or exchange any bond of the Series
due             , called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of the Series due
            , which has been called for partial redemption.]

    SECTION 2.04.  No charge shall be made by the Company for any exchange or
transfer of bonds of the Series due             , other than for taxes or other
governmental charges, if any, that may be imposed in relation thereto.

    SECTION 2.05.  The bonds of the Series due             , shall be executed
on behalf of the Company by the manual signature of its President or one of its Vice Presidents or with the facsimile signature of its President, and its corporate seal shall be thereunto affixed, or printed, lithographed, or engraved thereon, in facsimile, and attested by the manual signature of its Secretary or one of its Assistant Secretaries or with the facsimile signature of its Secretary. In case any of the officers who shall have signed any bonds or attested the seal thereon or whose facsimile signature shall be borne by the bonds shall cease to be such officers of the Company before the bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such bonds nevertheless may be issued, authenticated, and delivered with the same force and effect as though the person or persons who signed such bonds and attested the seal thereon or whose facsimile signature is borne by the bonds had not ceased to be such officer or officers of the Company. Any bond issuable hereunder may be signed or attested by manual or facsimile signature in behalf of the Company by such person as at the actual date of the execution of such bond shall be the proper officer of the Company, although at the date of such bond such person shall not have been an officer of the Company.

    SECTION 2.06.  (a) Except as provided in subsections (c) and (g) below, the
registered holder of all of the bonds of the Series due             shall be The
Depository Trust Company ("DTC") and the bonds of the Series due             ,
shall be registered in the name of Cede & Co., as nominee for DTC.

Payment of principal of[, premium, if any,] and interest on any bonds of the
Series due             registered in the name of Cede & Co. shall be made by
transfer of New York Federal or equivalent immediately available funds with
respect to the bonds of the Series due             to the account of Cede & Co.
on each such payment date for the bonds of the Series due             at the
address indicated for Cede & Co. in the bond register kept by the Trustee.

    (b) The bonds of the Series due             shall be initially issued in the
form of a separate single authenticated fully registered certificate in the
aggregate principal amount of the bonds of the Series due             . Upon
initial issuance, the ownership of such bonds of the Series due shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the bonds of the Series
due             registered in its name for the purposes of payment of the
principal of[, premium, if any,] and interest on the bonds of the Series due
            , and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in Section 2.06(g) below; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC's participants (each a "Participant"), any person
claiming a beneficial ownership in the bonds of the Series due             ,
under or through DTC or any Participant (each a "Beneficial Owner"), or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to the accuracy of any records maintained by DTC or any Participant; the payment of DTC or any Participant of any amount in respect of the principal of[, premium, if any,] or interest on the
bonds of the Series due             ; any notice which is permitted or required
to be given to registered holders under the Indenture of bonds of the Series due
            ; or any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of[, premium, if any,] and interest on the
bonds of the Series due             registered in the name of Cede & Co. only to
or "upon the order of" DTC (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York), and all such payments shall be valid and effective to fully satisfy and discharge the Company's obligations with respect to the principal of[, premium, if any,] and interest on such bonds of the Series
due             to the extent of the sum or sums so paid. Except as otherwise provided in Sections 2.06(c) and (g) below, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the bonds of the Series due
            . Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word "Cede & Co." in this Supplemental Trust Indenture shall refer to such new nominee of DTC.

    (c) If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates, the Company may notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates. In such event, the Trustee shall issue, transfer and exchange bond certificate as requested by DTC in appropriate amounts pursuant to Article II of the 1937 Indenture prior to the Effective Date, Article II of the Restated Indenture on and after the Effective Date and Section 2.03 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.06(c). DTC may determine to discontinue providing its services with respect to
the bonds of the Series due             at any time by giving written notice to
the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of[, premium, if any,] and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the

Company) to cooperate with DTC in taking appropriate action after reasonable notice (1) to make available one or more separate certificates evidencing the
bonds of the Series             to any Participant or (2) to arrange for another
book-entry depository to maintain custody of certificates evidencing the bonds
of the Series due             registered in the name of Cede & Co. Any successor
book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934 and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for the bonds of the
Series due             (except as provided in Section 2.06(g) below). After such
agreement has become effective, DTC shall present the bonds of the Series due for registration of transfer in accordance with Section 12 of
Article II of the 1937 Indenture prior to the Effective Date and Section 2.12 of the Restated Indenture on and after the Effective Date, and the Trustee shall register them in the name of the successor book-entry depository or its nominee. If a successor book-entry depository has not accepted such position before the effective date of DTC's termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all
registered holders of the bonds of the Series due             .

    (d) Notwithstanding any other provision of this Supplemental Trust Indenture
to the contrary, so long as any bonds of the Series due             are
registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of[, premium, if any,] and interest on such Bonds of
the Series due             and all notices with respect to such bonds of the
Series due             shall be made and given, respectively, to DTC as provided
in the representation letter dated as of the date of delivery of the bonds of
the Series due             among DTC, the Company and the Trustee. The Trustee
is hereby authorized and directed to comply with all terms of the representation letter.

    (e) In connection with any notice or other communication to be provided
pursuant to the Indenture for the bonds of the Series due             by the
Company or the Trustee with respect to any consent or other action to be taken
by the registered holders of the bonds of the Series due             , the
Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.

    (f) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF[, PREMIUM, IF ANY,] OR INTEREST ON THE BONDS OF THE SERIES DUE
            ; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; (4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS OF THE
SERIES DUE             ; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC
AS A REGISTERED HOLDER.

    SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE BONDS OF THE SERIES
DUE             AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF
THE BONDS OF THE SERIES DUE             SHALL MEAN CEDE & CO. AND SHALL NOT MEAN
THE BENEFICIAL OWNERS OF THE BONDS OF THE SERIES DUE             NOR DTC
PARTICIPANTS.

    (g) The Company, in its sole discretion, may terminate the services of DTC
with respect to the bonds of the Series due             if the Company
determines that: (i) DTC is unable to discharge its
responsibilities with respect to the bonds of the Series due             ; or
(ii) a continuation of the requirement that all of the outstanding bonds of the
Series due             be registered with the registration books kept by the
Trustee in the name of Cede & Co., as nominee of DTC, is not in the best
interest of the Beneficial Owners of the bonds of the Series due             .
After such event and if no substitute book-entry depository is appointed by the Company, bond certificates will be delivered as described in the Indenture.

    (h) Upon the termination of the services of DTC with respect to the bonds of
the Series due             pursuant to subsections (c) or (g) of this Section
2.06 after which no substitute book-entry depository is appointed, the bonds of
the Series due             shall be registered in whatever name or names holders
transferring or exchanging bonds of the Series due             shall designate
in accordance with the provisions of the Indenture.

                                  ARTICLE III
                                 SINKING FUND.

    SECTION 3.01.  (a)  The Company covenants that it will on the first day of
October of each year commencing October 1,     , and continuing so long as any
of the bonds of the Series due               , are outstanding, pay or cause to
be paid to the Trustee, for and as a fund for the use and benefit of the holders
of bonds of the Series due               , a sum in lawful money of the United
States of America equal to the amount required to redeem on the first day of December next following the date of such payment in accordance with Section 3.02, 1% of the highest aggregate principal amount of bonds of that series at any time outstanding. Such fund shall be the Sinking Fund for bonds of the
Series due               . [The Company covenants that it will meet its
obligations under the immediately preceding sentence for the year 199 solely and entirely through the application of permanent additions (or, if after the Effective Date, through the application of an Amount of Established Permanent Additions) in the manner hereinafter set forth in subdivision (c) of this
Section 3.01.]

    (b)  The delivery by the Company to the Trustee of bonds of the Series due
              , shall, for the purposes of satisfying the Sinking Fund for bonds of that series, be deemed equivalent under this Section to the payment of cash equal to the amount required to effect the redemption of the bonds so delivered on the first day of December next following such delivery. If any bonds of the
Series due               , have been redeemed or retired and no bonds have
theretofore been issued, cash withdrawn, or credit taken under any of the provisions of the Indenture on account of the redemption or retirement of such bonds, the Company may deduct from any payment for the Sinking Fund for bonds of
the Series due               , an amount equivalent to the amount required to
effect the redemption of a like amount of bonds of that series for the Sinking
Fund for bonds of the Series due               , on the first day of December
next following, provided that the Company thereafter shall not issue any bonds, withdraw any cash, or take any credit under any of the provisions of the Indenture on account of the redemption or retirement of such bonds and such bonds shall be cancelled. For the purpose of this subdivision (b), credit shall be deemed to have been taken for any bonds redeemed or retired if used as a reduction of the amount of cash required to be deposited with the Trustee under any provision of the Indenture or out of funds pledged with the Trustee under any provision of the Indenture, other than funds deposited with the Trustee for the payment of bonds upon maturity or upon redemption at the option of the Company.

    (c) Prior to the Effective Date, the delivery by the Company to the Trustee of a written application of the Company, signed by its President or a Vice President, to apply permanent additions acquired or constructed by the Company (which, under the provisions of Article V of the 1937 Indenture, as amended by the Supplemental Trust Indenture thereto dated February 1, 1944, might otherwise be made the basis for the issuance of the bonds thereunder) to the Sinking Fund
provided for bonds of the Series due               for the purpose of such
Sinking Fund shall be deemed equivalent under this Section to the payment of cash equal to the amount required to effect the redemption on the first day of
December next following, of bonds of the Series due               , in an amount
equal to 66 2/3% of the cost or fair value, whichever is less, of the permanent additions so applied, after making the deductions provided for in Section 3 of
Article V of the 1937 Indenture to a date not more than 90 days preceding the date of the delivery to the Trustee of such application, on account of property removed from service or abandoned and not replaced or offset; provided that the Company thereafter shall not issue any bonds, withdraw any cash, or take any credit under any of the provisions of the Indenture upon the basis of the permanent additions so applied. Prior to the Effective Date, such an application in each case shall be accompanied by the resolutions, certificates, opinions, instruments, and other papers provided for in Subsection (B) of Section 10 of
Article XI of the 1937 Indenture, as amended by the Supplemental Trust Indenture thereto dated February 1, 1944, in case of withdrawal of cash from the Release Fund with such omissions or variations therefrom or insertions therein as may be appropriate in the light of the purpose for which they are used. On and after the Effective Date, the delivery by the Company to the Trustee of a written application of the Company signed by its President or a Vice President, to apply an Amount of Established Permanent Additions established as provided in Sections
5.05 and 5.06 of the Indenture (which has not been applied previously to any other purpose specified in the Indenture) to the Sinking Fund provided for in this Article III, for purposes of said Sinking Fund shall be deemed equivalent under this Section to the payment of cash equal to the amount required to effect the redemption on the first day of December next following, of a principal amount of Bonds of this Series equal to 66 2/3% of the Amount of Established Permanent Additions so applied.

    SECTION 3.02.  (a).  As soon as may be, after each payment to the Sinking
Fund provided for bonds of the Series due               , is so made, the
Trustee shall apply the moneys in such Sinking Fund to the purchase of bonds of
the Series due               , in the open market, at the lowest price or prices
obtainable, but not to exceed the price at which the bonds of such series are then redeemable for the Sinking Fund as herein provided. If within 20 days after each payment to the Sinking Fund, the Trustee shall be unable to purchase bonds
of the Series due               , as aforesaid, sufficient to reduce the amount
of money held in the Sinking Fund to less than $10,000, the Trustee shall apply
the Sinking Fund for bonds of the Series due               , or the balance
thereof to the redemption, on the first day of December next following the receipt of such cash by the Trustee, of bonds of such series at the sinking fund redemption prices provided for in Section 2.02 of this Supplemental Trust Indenture.

    (b) The particular bonds to be redeemed for the Sinking Fund shall be selected by the Trustee by lot, in such manner as it shall deem proper in its discretion, from the distinctive numbers borne by or assigned to registered
bonds of the Series due               , as herein provided. For each registered
bond of a denomination in excess of $1,000, the Trustee shall assign a distinctive number of each $1,000 of the principal amount thereof. Registered bonds shall be deemed to have been drawn by lot if and to the extent that the numbers borne by or assigned thereto as above provided are selected as aforesaid. The Trustee shall notify the Company in writing of the distinctive
numbers of the bonds of the Series due               , to be redeemed for the
Sinking Fund. The Trustee is authorized and empowered hereby to give or cause to be given on behalf of the Company the notice required by Section 2.02 hereof in order to redeem bonds for Sinking Fund purposes.

    (c) On and after the commencement of notice of redemption of bonds pursuant to this Section, the Trustee shall (subject to the provisions of Section 5 of Article XX of the 1937 Indenture prior to the Effective Date and to the provisions of Section 20.03 of the Indenture on and after the Effective Date) hold the moneys necessary to redeem the bonds so to be redeemed as a separate trust fund for the account of the respective holders thereof and such moneys shall be paid to them respectively upon presentation and surrender of such bonds; and after the redemption date, such bonds shall cease to be entitled to the lien, benefits, or security of the Indenture, and as respects the Company's liability thereon such bonds and all claims for interest thereon shall be deemed to have been paid; this Section being in all respects subject to the provisions of Section 5 of Article XX of the 1937 Indenture prior to the Effective Date and to the provisions of Section 20.03 of the Indenture on and after the Effective Date, except that, on and after commencement of notice of redemption of bonds pursuant to this Section 3.02, such bonds shall be deemed to have been redeemed from the holder or holders thereof and paid for the purpose of release and satisfaction of the Indenture.

    (d) If there shall be drawn for redemption a portion of the principal amount less than the entire amount of any registered bond, the Company shall execute and the Trustee shall authenticate and deliver without charge to the
holder thereof registered bonds of the Series due               , for the
unredeemed balance of such registered bond.

    SECTION 3.03. All bonds delivered to the Trustee in lieu of cash, or purchased by the Trustee, or redeemed by operation of the Sinking Fund in accordance with the provisions of this Article, shall be cancelled by the Trustee. Bonds so cancelled shall not be reissued and no additional bonds shall be authenticated and delivered in substitution therefor or on account of the retirement thereof and no credit shall be taken or cash withdrawn under the provisions of the Indenture on the basis thereof.

                                  ARTICLE IV.
                      APPOINTMENT OF AUTHENTICATING AGENT

    SECTION 4.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have
authority to authenticate registered bonds of the Series due               , in
the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

    SECTION 4.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation which is organized and doing business under the laws of the United States or of any State, is authorized under such laws to act as authenticating agent, has a combined capital and surplus of at least $10,000,000, and is subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 4.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

    (b) Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which any authenticating agent shall be a party, or any corporation succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

    (c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 4.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties, and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 4.02.

    (d) The Trustee agrees to pay to any authenticating agent, appointed in accordance with the provisions of this Section 4.02, reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments.

    SECTION 4.03.  If an appointment is made pursuant to this Article IV, the
registered bonds of the Series due               , shall have endorsed thereon,
in addition to the Trustee's Certificate, an alternate Trustee's Certificate in the following form:

    This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

                                          HARRIS TRUST AND SAVINGS BANK,

                                          As Trustee,

                                          By

                                                  AUTHENTICATING AGENT,

                                          By

                                                   AUTHORIZED OFFICER.

    SECTION 4.04. No provision of this Article IV shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

                                   ARTICLE V.
         FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE

    SECTION 5.01. The name and address of the debtor and secured party are set forth below:

    Debtor: Northern States Power Company
          414 Nicollet Mall
          Minneapolis, Minnesota 55401

    Secured Party: Harris Trust and Savings Bank, Trustee
                111 West Monroe Street
                Chicago, Illinois 60603

    NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

    SECTION 5.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

    SECTION 5.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows.

FIRST MORTGAGE BONDS                                                                              PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------  ----------------
Series due February 1, 1999.....................................................................   $  200,000,000
Series due October 1, 2001......................................................................   $  150,000,000
Series due December 1, 2000.....................................................................   $  100,000,000
Series due April 1, 2003........................................................................   $   80,000,000
Series due December 1, 2005.....................................................................   $   70,000,000
Resource Recovery Series I......................................................................   $   18,400,000
Pollution Control Series J......................................................................   $    5,450,000
Pollution Control Series K......................................................................   $    3,400,000
Pollution Control Series L......................................................................   $    4,850,000
Series due July 1, 2025.........................................................................   $  250,000,000
Pollution Control Series M......................................................................   $   60,000,000
Pollution Control Series N......................................................................   $   27,900,000
Pollution Control Series O......................................................................   $   50,000,000
Pollution Control Series P......................................................................   $   50,000,000
Series due March 1, 2028........................................................................   $  150,000,000
Series due March 1, 2003........................................................................   $  100,000,000

    SECTION 5.04. This financing Statement is hereby adopted for all of the First Mortgage Bonds of the series mentioned above secured by said Indenture.

    SECTION 5.05. The 1937 Indenture and the prior Supplemental Trust Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, and South

Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

              Original Indenture                            Supplemental Indenture
            Dated February 1, 1937                          Dated February 1, 1972
            Supplemental Indenture                          Supplemental Indenture
              Dated June 1, 1942                            Dated January 1, 1973
            Supplemental Indenture                          Supplemental Indenture
            Dated February 1, 1944                          Dated January 1, 1974
            Supplemental Indenture                          Supplemental Indenture
            Dated October 1, 1945                          Dated September 1, 1974
            Supplemental Indenture                          Supplemental Indenture
              Dated July 1, 1948                             Dated April 1, 1975
            Supplemental Indenture                          Supplemental Indenture
             Dated August 1, 1949                             Dated May 1, 1975
            Supplemental Indenture                          Supplemental Indenture
              Dated June 1, 1952                             Dated March 1, 1976
            Supplemental Indenture                          Supplemental Indenture
            Dated October 1, 1954                             Dated June 1, 1981
            Supplemental Indenture                          Supplemental Indenture
           Dated September 1, 1956                          Dated December 1, 1981
            Supplemental Indenture                          Supplemental Indenture
             Dated August 1, 1957                             Dated May 1, 1983
            Supplemental Indenture                          Supplemental Indenture
              Dated July 1, 1958                            Dated December 1, 1983
            Supplemental Indenture                          Supplemental Indenture
            Dated December 1, 1960                         Dated September 1, 1984
            Supplemental Indenture                          Supplemental Indenture
             Dated August 1, 1961                           Dated December 1, 1984
            Supplemental Indenture                          Supplemental Indenture
              Dated June 1, 1962                              Dated May 1, 1985
            Supplemental Indenture                          Supplemental Indenture
           Dated September 1, 1963                         Dated September 1, 1985
            Supplemental Indenture                   Supplemental and Restated Indenture
             Dated August 1, 1966                             Dated May 1, 1988
            Supplemental Indenture                          Supplemental Indenture
              Dated June 1, 1967                              Dated July 1, 1989
            Supplemental Indenture                          Supplemental Indenture
            Dated October 1, 1967                             Dated June 1, 1990
            Supplemental Indenture                          Supplemental Indenture
              Dated May 1, 1968                             Dated October 1, 1992
            Supplemental Indenture                          Supplemental Indenture
            Dated October 1, 1969                            Dated April 1, 1993
            Supplemental Indenture                          Supplemental Indenture
            Dated February 1, 1971                          Dated December 1, 1993
            Supplemental Indenture                          Supplemental Indenture
              Dated May 1, 1971                             Dated February 1, 1994

            Supplemental Indenture                          Supplemental Indenture
            Dated October 1, 1994                             Dated June 1, 1995
            Supplemental Indenture                          Supplemental Indenture
             Dated April 1, 1997                             Dated March 1, 1998

    SECTION 5.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

                                  ARTICLE VI.
                            AMENDMENTS TO INDENTURE.

    SECTION 6.01. Each holder or registered owner of a bond of any series originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1985 and of any coupon pertaining to any such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of Article VI of the Supplemental Indenture dated May 1, 1985. Each holder or registered owner of a
bond of any series (including bonds of the Series due         ) originally
authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1988 and of any coupon pertaining to such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of the Supplemental and Restated Trust Indenture dated May 1, 1988 upon the Effective Date.

                                  ARTICLE VII.
                                 MISCELLANEOUS.

    SECTION 7.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to value of any of the property subjected to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee's certificate), and the Trustee shall incur no responsibility in respect of such matters.

    SECTION 7.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the 1937 Indenture, as supplemented by the Supplemental Trust Indentures dated June 1, 1942, February 1, 1944, October 1, 1945, July 1, 1948, August 1, 1949, June 1, 1952, October 1, 1954, September 1,
1956, August 1, 1957, July 1, 1958, December 1, 1960, August 1, 1961, June 1,
1962, September 1, 1963, August 1, 1966, June 1, 1967, October 1, 1967, May 1,
1968, October 1, 1969, February 1, 1971, May 1, 1971, February 1, 1972, January 1, 1973, January 1, 1974, September 1, 1974, April 1, 1975, May 1, 1975, March
1, 1976, June 1, 1981, December 1, 1981, May 1, 1983, December 1, 1983,
September 1, 1984, December 1, 1984, May 1, 1985, September 1, 1985, the Supplemental and Restated Trust Indenture dated May 1, 1988 and the Supplemental Trust Indentures dated July 1, 1989, June 1, 1990, October 1, 1992, April 1, 1993, December 1, 1993, February 1, 1994, October 1, 1994, June 1, 1995, April
1, 1997, March 1, 1998 and

    SECTION 7.03. (a) If any provision of this Supplemental Trust Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provisions shall control.

    (b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced, or disturbed thereby.

    SECTION 7.04. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without the prefix, "1937," "Original" or "Supplemental," such word was used intentionally to include in its meaning both the 1937 Indenture and all indentures supplemental thereto.

    SECTION 7.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

    SECTION 7.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

    (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used, and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
                            ------------------------

    The amount of obligations to be issued forthwith under the Indenture is
$        .
                            ------------------------

    IN WITNESS WHEREOF, on this   th day of         , A.D.     , NORTHERN STATES
POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust
Indenture dated         , to be signed by its President or a Vice President, and
attested by its Secretary or an Assistant Secretary, for and in its behalf, and HARRIS TRUST AND SAVINGS BANK, an Illinois corporation, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust
Indenture dated         , to be signed by its President, a Vice President, or an
Assistant Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf.

                                        NORTHERN STATES POWER COMPANY,

                                        By             , VICE PRESIDENT

Attest:

            , SECRETARY

Executed by Northern States
Power Company in presence of:

                                                                (CORPORATE SEAL)

            , WITNESSES

                                        HARRIS TRUST AND SAVINGS BANK,
                                        As Trustee

                                        By             , VICE PRESIDENT

Attest:

            , ASSISTANT SECRETARY

Executed by Harris Trust and Savings
Bank in presence of:

                                                                (CORPORATE SEAL)

            , WITNESSES

STATE OF MINNESOTA                      ss:
COUNTY OF HENNEPIN

    On this    th day of             , A.D.           , before me,
                    , a Notary Public in and for said County in the State
aforesaid, personally appeared                 and                 , to me
personally known, and to me known to be Vice President and Secretary, respectively, of Northern States Power Company, one of the corporations described in and which executed the within and foregoing instrument, and who,
being by me severally duly sworn, each did say that he, the said             is
Vice President, and he, the said             , is Secretary, of said Northern
States Power Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed in behalf of said corporation by authority of its board
of directors; and said                 and                 each acknowledged
said instrument to be the free act and deed of said corporation and that such corporation executed the same.

    WITNESS my hand and notarial seal this     th day of                 , A.D.
    .

NOTARY PUBLIC, HENNEPIN COUNTY, MINN.
MY COMMISSION EXPIRES

                            (NOTARIAL SEAL)

STATE OF MINNESOTA                      ss:
COUNTY OF HENNEPIN

                            and                         , being severally duly
sworn, each deposes and says that he, the said                         , is Vice
President, and he, the said                         , is Secretary, of Northern
States Power Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.

    Subscribed and sworn to before me this     th day of                 , A.D.
    .

NOTARY PUBLIC, HENNEPIN COUNTY, MINN.
MY COMMISSION EXPIRES

                            (NOTARIAL SEAL)

STATE OF ILLINOIS                 ss:
COUNTY OF COOK

    On this    th day of             , A.D.           , before me,
                    , a Notary Public in and for said County in the State
aforesaid, personally appeared                 and                 , to me
personally known, and to me known to be Vice President and Assistant Secretary, respectively, of Harris Trust and Savings Bank, one of the corporations described in and which executed the within and foregoing instrument, and who,
being by me severally duly sworn, each did say that she, the said             ,
is Vice President, and she, the said             , is Assistant Secretary, of
said Harris Trust and Savings Bank, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed in behalf of said corporation by authority of
its board of directors; and said             , and             each acknowledged
said instrument to be the free act and deed of said corporation and that such corporation executed the same.

    WITNESS my hand and notarial seal this    th day of             , A.D.
        .

                                          NOTARY PUBLIC, COOK COUNTY, ILLINOIS.
                                          MY COMMISSION EXPIRES

                                          (NOTARIAL SEAL)

STATE OF ILLINOIS                 ss:
COUNTY OF COOK

                and            , being severally duly sworn, each for herself
deposes and says that she, the said             , is Vice President, and she,
the said             , is Assistant Secretary, of Harris Trust and Savings Bank,
the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for herself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the mortgagor.

    Subscribed and sworn to before me this    th day of           , A.D.
            .

                                          NOTARY PUBLIC, COOK COUNTY, ILLINOIS.
                                          MY COMMISSION EXPIRES

                                          (NOTARIAL SEAL)

                                   SCHEDULE A

    The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to Harris Trust and Savings Bank,
Trustee, made as of                  , includes the following property
hereinafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clauses or elsewhere in the Original Indenture.

                     I. PROPERTY IN THE STATE OF MINNESOTA

                         MORTGAGOR'S RECEIPT FOR COPY.

    The undersigned Northern States Power Company, the Mortgagor described in the foregoing Mortgage, hereby acknowledges that at the time of the execution of the Mortgage, Harris Trust and Savings Bank, Trustee, the Mortgagee described therein, surrendered to it a full, true, complete, and correct copy of said instrument, with signatures, witnesses, and acknowledgments thereon shown.

                                              NORTHERN STATES POWER COMPANY
                                          By                    , VICE PRESIDENT

Attest:
                , SECRETARY         ______________

    This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

    Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

                                      A-2